EXHIBIT 32: Rule 13a-14(b) Certification

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CRSI Group, Inc. (the "Company") certifies that:

     1. The Quarterly Report on Form 10-QSB/A (Amendment #1) of the Company for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 6, 2006                         /s/ Juan C. Ferreira
                                      -----------------------------------------
                                      Juan C. Ferreira (Chief Executive Officer
                                       and Chief Financial Officer)